SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: August 6, 2007 (Date of earliest event reported)
Commission File No.: 0-25969
RADIO ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1166660 (I.R.S. Employer Identification No.)
5900 Princess Garden Parkway,
7th Floor
Lanham, Maryland 20706
(Address of principal executive offices)
(301) 306-1111
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 6, 2007, Radio One, Inc. issued a press release announcing that Scott R. Royster will be stepping down as Chief Financial Officer of the Company by December 31, 2007. Mr. Royster has served as CFO of Radio One since 1996. A copy of the press release is attached as Exhibit 99.1.
ITEM 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit Number	Description
99.1	Press release dated August 6, 2007: Radio One, Inc. Announces that Scott R. Royster will be Leaving the Company by Year End.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIO ONE, INC.
/s/ Scott R. Royster
August 6, 2007	Scott R. Royster
Executive Vice President and Chief Financial Officer